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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 1, 2002



                            CAPITAL TITLE GROUP, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                         1-9396                87-0399785
(State or other jurisdiction of         (Commission             (IRS Employer
incorporation or organization)           File No.)           Identification No.)



2901 EAST CAMELBACK ROAD, PHOENIX, ARIZONA                          85016
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (602) 954-0600


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     Pursuant to an Asset Purchase and Sale Agreement dated September 8, 2001, New Century Title Company, a wholly-owned subsidiary of Capital Title Group, Inc., has acquired from BridgeSpan Title Company, a wholly-owned subsidiary of BridgeSpan, Inc., its title and escrow operations in the northern California counties of Santa Clara, San Mateo and Sacramento. The assets purchased include five branch offices, inclusive of equipment, furniture, fixtures and leasehold improvements, and ownership interest in joint title plants in Santa Clara, San Mateo and Sacramento counties. The agreement was granted regulatory approval in March 2002 from the California Department of Insurance and the transaction closed April 1, 2002. The adjusted purchase price for the acquisition is approximately $4.3 million and was paid in cash.

     BridgeSpan Title Company has been providing title, escrow and related real estate services in selected California counties since January 2000. This acquisition only included the assets and operations of BridgeSpan Title Company in San Mateo, Santa Clara and Sacramento counties, where New Century Title Company intends to provide title and escrow services to the real estate market.
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

               Pursuant to Item 7 of Form 8-K, all required historical financial statements of BridgeSpan Title Company and all required pro forma financial statements will be filed pursuant to an amendment to this report as soon as practicable following the filing of this report (but not later than 60 days following the date on which this report was required to have been filed.)

               Report of Independent Auditors
               Balance Sheets as of December 31, 2001 and 2000
               Statements  of Operations  for the Years Ended
                 December 31, 2001 and 2000
               Statements of Cash Flows for the Years Ended
                 December 31, 2001 and 2000
               Notes to Financial Statements

               Balance Sheet as of March 31, 2002
               Statements of Operations for the Three Months ended
                 March 31, 2002 and 2001
               Statements of Cash Flows for the Three Months ended
                 March 31, 2002 and 2001

     (b)  PRO FORMA FINANCIAL INFORMATION.

          Pro Forma Combining Statements of Operations for the Year Ended
            December 31, 2001
          Pro Forma Combining Statement of Operations for the Three Months
            Ended March 31, 2002
          Pro Forma Combining Balance Sheets as of March 31, 2002
          Notes to Pro Forma Combining Statement of Operations

     (c)  EXHIBITS.

          10. Asset Purchase and Sale Agreement by and among New Century Title Company, BridgeSpan Title Company, BridgeSpan, Inc. and the Registrant.

     The text of the following Schedules, Exhibits and other attachments to the aforementioned Asset Purchase and Sale Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K, and the Company agrees to furnish to the Commission, upon request, copies of any such omitted schedules or exhibits.

         Schedule 1.1               Assets
         Schedule 1.2               Leased Sites
         Schedule 3.10              Governmental Approvals
         Schedule 3.11              Tax Matters
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


CAPITAL TITLE GROUP, INC.


By:  /s/ MARK C. WALKER                  Dated: April 10, 2002
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     Mark C. Walker
     Chief Financial Officer,
     Vice President and Treasurer